UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2026

Nuveen Farmland REIT

(Exact name of registrant as specified in its charter)

Maryland	000-56779	39-7054558
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (312) 917-7700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Advisory Agreement

On September 1, 2026, Nuveen Farmland REIT, a Maryland statutory trust (the “Company”), and Nuveen Farmland REIT Operating Partnership L.P., a Delaware limited partnership (the “Operating Partnership”), entered into an advisory agreement (the “Advisory Agreement”) with Nuveen Farmland Advisors LLC, a Delaware limited liability company (the “Advisor”). Pursuant to the Advisory Agreement, the Advisor has the authority to source, evaluate and monitor the Company’s investment opportunities and make decisions related to the acquisition, management, financing and disposition of the Company’s assets, in accordance with the Company’s investment objectives, guidelines, policies and limitations, subject to oversight by the Company’s board of trustees (the “Board”).

A description of the Advisory Agreement was included under “Item 1. Business—Advisory Agreement” of Pre-Effective Amendment No. 1 to the Company’s Registration Statement on Form 10 (“PEA No. 1”), filed with the Securities and Exchange Commission (the “SEC”) on November 5, 2025. Such description is incorporated by reference herein.

The foregoing description of the Advisory Agreement is qualified in its entirety by reference to the full text of the Advisory Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Operating Partnership Agreement

On September 1, 2026, the Operating Partnership entered into an Amended and Restated Limited Partnership Agreement, by and among the Company, as the general partner and a limited partner, Nuveen Farmland REIT Special Limited Partner L.P., a Delaware limited partnership, and the other limited partners party thereto from time to time (the “Operating Partnership Agreement”).

A description of the Operating Partnership Agreement was included under “Item 1. Business—Operating Partnership Agreement” of PEA No. 1. Such description is incorporated by reference herein.

The foregoing description of the Operating Partnership Agreement is qualified in its entirety by reference to the full text of the Operating Partnership Agreement, which is filed as Exhibit 10.2 to this Current Report and incorporated herein by reference.

Intermediary Manager Agreement

On June 9, 2026, the Company entered into a Second Amended and Restated Intermediary Manager Agreement (the “Intermediary Manager Agreement”) with Nuveen Securities, LLC, a subsidiary of our sponsor, Nuveen, LLC (the “Intermediary Manager”), pursuant to which the Intermediary Manager serves as the intermediary manager for the Company’s continuous private offering. The Intermediary Manager manages the Company’s relationships with participating broker dealers and financial advisors and coordinates marketing and distribution efforts with participating broker dealers and their registered representatives with respect to communications related to the terms of the Company’s continuous private offering, the Company’s investment strategies, material aspects of the Company’s operations and subscription procedures.

The foregoing description of the Intermediary Manager Agreement is qualified in its entirety by reference to the full text of the Intermediary Manager Agreement, which is filed as Exhibit 10.3 to this Current Report and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On September 1, 2026, the Company completed the initial closing of the Company’s continuous private offering and commenced operations. In connection with the initial closing, on September 1, 2026, the Company sold an aggregate of 1,732,960.387 common shares (the “Shares”) for aggregate consideration of approximately $34.7 million at a price per Share equal to $20.00, plus upfront selling commissions, if any, applicable to the type of common shares. The offer and sale of the Shares was exempt from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2) and Regulation D thereunder.

The following table details the Shares sold:

Title of Securities	Number of Shares Sold	Aggregate Consideration
Type A-I common shares of beneficial interest, par value $0.01 per share	1,401,150	$28,023,000
Type A-II common shares of beneficial interest, par value $0.01 per share	299,250	$5,985,000
Type I common shares of beneficial interest, par value $0.01 per share	20,000	$400,000
Type S-I common shares of beneficial interest, par value $0.01 per share (1)	12,077.295	$250,000
Type S-II common shares of beneficial interest, par value $0.01 per share (1)	483.092	$10,000

(1)	Includes upfront selling commissions.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officers

In connection with the commencement of the Company’s operations, the following are the Company’s executive officers: R. Martin Davies, Chief Executive Officer and President, Janelle Porsov, Chief Financial Officer and Head of Finance, and Jennifer Mangano, Chief Accounting Officer and Treasurer. The appointment of the executive officers was not made pursuant to any arrangement or understanding between her or any other person. Biographical information with respect to such officers is set forth below.

R. Martin Davies. Mr. Davies is the Global Head of Nuveen Natural Capital (“NNC”), the land-based asset management division of Nuveen, and is responsible for over $12B of assets extending to more than 3 million acres in 10 countries globally. Mr. Davies’ 30 years in the agriculture industry has included posts within corporate agriculture, consultancy and investment. Prior to joining NNC in September 2014, he led the deployment of institutional investors’ capital into farmland in New Zealand, Australia, Romania, Poland and Chile for Bank of New York Mellon’s asset management subsidiary Insight Investment. After 13 years with the Cooperative Group Farms in the U.K., his lead into agriculture investing was five years spent working on agricultural investment projects for private investors in Poland, Romania, Bulgaria and Ukraine. An Agricultural graduate of the University of Reading, Mr. Davies was Chairman of the 2017 Oxford Farming Conference. He was a 2006 Nuffield Scholar and is a member of the Institute of Agricultural Management and a Director of Nuffield International.

Janelle Porsov. Ms. Porsov is the Head of Finance for NNC. Ms. Porsov oversees the financial operations of all NNC’s foreign and domestic subsidiaries and investment portfolios. She has over a decade of experience in the natural capital industry and is a key member of the financial management team supporting NNC’s strategy and vision to enhance the growth and operating efficiencies of the company. Prior to joining NNC, Janelle spent three years in Deloitte’s External Audit function. Ms. Porsov’s primary clientele at Deloitte included domestic health insurance and global aerospace manufacturing companies. Prior to joining Deloitte, she oversaw the financial operations at a private general engineering and construction firm. Ms. Porsov holds a bachelor of science degree in managerial economics from the University of California, Davis, and a post-baccalaureate accounting certificate from Oregon’s Portland State University. She is a licensed CPA.

Jennifer Mangano. Ms. Mangano has served as Vice President, Accounting & Reporting Director for Nuveen, a Teachers Insurance and Annuity Association of America (“TIAA”) company since December 2022. In that role, she oversees consolidation and financial reporting for Nuveen, LLC and, she also served as CFO of the TIAA and Nuveen broker-dealers. Prior to joining Nuveen, Ms. Mangano accumulated over fifteen years’ experience in accounting and financial reporting for publicly traded REITs, with previously held roles at Brookfield Properties, General Growth Properties, and First Industrial Realty Trust. Ms. Mangano graduated with a Bachelor of Business Administration in Accounting from the University of Wisconsin and a Master of Commerce in Accounting from the University of Western Australia. She is a Certified Public Accountant and holds a FINRA Series 27 license.

There are no transactions between the Company and any of the officers set forth above that would be required to be reported under Item 404(a) of Regulation S-K.

Election of Trustees

On September 1, 2026, the Board size was increased to three members, and each of Roderick Robertson and Donna Brandin was elected to the Board to fill the vacancies created by such increase. Following such appointments, the Board consists of R. Martin Davies, Chairman, Mr. Robertson and Ms. Brandin. The Board has determined that each of Mr. Robertson and Ms. Brandin is independent. The selection of each of Mr. Robertson and Ms. Brandin to serve as a trustee was not pursuant to any arrangement or understanding with any other person. Each trustee will serve until their resignation, removal, death, disqualification, or adjudication of legal incompetence or the election and qualification of their successor. There are no transactions between the Company and any of the trustees that would be required to be reported under Item 404(a) of Regulation S-K.

Mr. Robertson and Ms. Brandin will each serve on the Audit Committee of the Board, and Ms. Brandin will serve as the Chairperson of the Audit Committee. The Board has determined that each of Mr. Robertson and Ms. Brandin meet all applicable requirements to serve on the Company’s Audit Committee.

Biographical information for each of the newly-elected trustees is set forth below.

Roderick Robertson is a retired agriculture investment professional with extensive experience in the acquisition, management, and disposition of investment-grade farmland. He served as a Vice President in the agricultural investment arm of the Prudential Insurance Company of America from 1987 to 2009. From 2009 until his retirement in 2020, Mr. Robertson served as Executive Vice President and CEO of Horticultural Crops for Westchester Group Investment Management. Mr. Robertson holds BS and MS degrees in Agricultural Economics from the University of California, Davis and is a CFA charterholder.

Donna Brandin has served as an independent director for the Global Cities REIT since 2018. Ms. Brandin has served as Executive Vice President, Chief Financial Officer, and Treasurer of the Lightstone Group since April 2008. In addition, she presently serves as Chief Financial Officer, Treasurer, and Principal Accounting Officer of five public, non-listed REITs sponsored by the Lightstone Group. Previously, Ms. Brandin held the position of Executive Vice President and Chief Financial Officer of US Power Generation and was the Executive Vice President and Chief Financial Officer of Equity Residential, the largest publicly traded apartment REIT in the country. Ms. Brandin graduated with a B.S. in Business Administration from Kutztown University and a Master’s degree in Finance from St. Louis University. She is also a Certified Public Accountant.

The Company entered into an indemnification agreement with each of the trustees and executive officers, effective as of September 1, 2026. The indemnification agreement provides that the Company will indemnify and advance expenses and costs incurred by the trustees and executive officers in connection with any claims, suits or proceedings brought against such trustees and executive officers as a result of his or her service. This description of the indemnification agreement is a summary and is qualified in its entirety by the full terms of the Company’s form of indemnification agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

For their service as a trustee, each of Mr. Robertson and Ms. Brandin will be compensated in accordance with the Compensation Policies (as defined below).

Independent Trustee Compensation

On September 1, 2026, the Board adopted a program regarding compensation for independent trustees (the “Trustee Compensation Program”) and an independent trustee restricted common share plan and form of restricted common share certificate (the “Trustee Restricted Common Share Plan” and, together with the Trustee Compensation Program, the “Compensation Policies”). Pursuant to the terms of the Compensation Policies, each of the Company’s independent trustees who is not affiliated with the Advisor will be compensated for their service as a trustee with an annual retainer of $100,000, plus an additional annual retainer of $20,000 for the chairperson of the Audit Committee and an additional retainer of $5,000 to the lead independent trustee, if any (collectively, the “Annual Compensation”). As set forth in the Compensation Policies, 50% of the Annual Compensation is payable in cash, unrestricted stock, or a combination thereof in quarterly installments and the remaining 50% of the Annual Compensation will be payable in the form of an annual grant of restricted stock based on the most recent transaction price and shall vest one year from the date of grant. Each such trustee may elect to receive all or a portion of his or her cash compensation in the form of unrestricted stock.

The description of each of the Trustee Restricted Common Share Plan is a summary and is qualified in its entirety by the full terms of Trustee Restricted Common Share Plan, which are filed as Exhibits 10.5 and 10.6 to this Current Report and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on September 1, 2026, the Company adopted its Amended and Restated Declaration of Trust (the “Declaration of Trust”).

In connection with the adoption of the Declaration of Trust, effective on September 1, 2026, the Company adopted its Bylaws.

Descriptions of the Declaration of Trust and Bylaws were included under “Item 5. Trustees and Executive Officers—Corporate Governance,” “Item 11. Description of Registrant’s Securities to be Registered—Description of our Shares” and “Item 12. Indemnification of Trustees and Officers—Declaration of Trust” of PEA No. 1. Such descriptions are incorporated by reference herein.

The foregoing description of each of the Declaration of Trust and Bylaws is qualified in its entirety by reference to the full text of the Declaration of Trust and Bylaws, which are filed as Exhibits 3.1 and 3.2 to this Current Report and incorporated herein by reference.

Item 8.01.	Other Events.

Share Repurchase Plan and Distribution Reinvestment Plan

On September 1, 2026, the Board adopted a share repurchase plan (the “Share Repurchase Plan”), pursuant to which shareholders may request on a quarterly basis that the Company repurchase all or any portion of their common shares, subject to certain limitations as set forth therein. The aggregate NAV of total repurchases of the Company’s common shares under its share repurchase plan is limited to no more than 5% of the Company’s aggregate NAV per calendar quarter (measured using the aggregate NAV as of the end of the immediately preceding calendar quarter).

In addition, on September 1, 2026, the Board adopted a distribution reinvestment plan (the “DRP”), whereby shareholders will have their cash distributions automatically reinvested in additional common shares unless they elect to receive their distributions in cash.

The foregoing description of each of the Share Repurchase Plan and DRP does not purport to be complete and is qualified in its entirety by reference to the Share Repurchase Plan and the DRP, which are filed as Exhibits 4.1 and 4.2 to this Current Report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Declaration of Trust of Nuveen Farmland REIT, dated August 27, 2026 (filed as Exhibit 3.1 to the Company’s Form 8-A filed with the Securities and Exchange Commission on August 31, 2026 and incorporated herein by reference)

3.2*	Bylaws of Nuveen Farmland REIT, dated September 1, 2026

4.1	Share Repurchase Plan (filed as Exhibit 4.1 to the Company’s Form 8-A filed with the Securities and Exchange Commission on August 31, 2026 and incorporated herein by reference)

4.2	Distribution Reinvestment Plan (filed as Exhibit 4.2 to the Company’s Form 8-A filed with the Securities and Exchange Commission on August 31, 2026 and incorporated herein by reference)

10.1*	Advisory Agreement, dated September 1, 2026, by and among Nuveen Farmland REIT, Nuveen Farmland REIT Operating Partnership L.P. and Nuveen Farmland Advisors LLC

10.2*	Amended and Restated Limited Partnership Agreement of Nuveen Farmland REIT Operating Partnership, LP, dated September 1, 2026, by and among Nuveen Farmland REIT, as the general partner, Nuveen Farmland REIT Special Limited Partner L.P., and the other limited partners party thereto from time to time

10.3*	Second Amended and Restated MST Intermediary Manager Agreement, dated June 9, 2026, by and between Nuveen Farmland REIT and Nuveen Securities, LLC

10.4	Form of Indemnification Agreement by and between the Company and its trustees and officers (incorporated by reference to Exhibit 10.4 to the Company’s Registration Statement on Form 10/A filed with the Commission on November 5, 2025)

10.5*	Independent Trustee Restricted Common Share Plan

10.6*	Form of Restricted Common Share Award Certificate

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Farmland REIT

By:	/s/ R. Martin Davies
R. Martin Davies Trustee

Date: September 4, 2026